Exhibit 99.2

MERISTAR HOSPITALITY CORPORATION

SUPPLEMENTAL

EARNINGS RELEASE

FINANCIAL INFORMATION

First Quarter 2005

This supplemental earnings release financial information should be used in conjunction with the first quarter 2005 earnings release issued May 4, 2005, which can be found on the Company’s website at www.meristar.com.

MeriStar Hospitality Corporation

March 31, 2005

MeriStar Hospitality Corporation

March 31, 2005

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Quarter Ended March 31,
	2005	2004
Revenue:
Hotel operations:
Rooms	$125,995	$129,992
Food and beverage	51,858	49,110
Other hotel operations	11,384	15,340
Office rental, parking and other revenue	1,858	1,368

Total revenue	191,095	195,810

Hotel operating expenses:
Rooms	31,359	31,686
Food and beverage	37,509	36,907
Other hotel operating expenses	7,116	9,475
Office rental, parking and other expenses	824	585
Other operating expenses:
General and administrative, hotel	32,105	32,264
General and administrative, corporate	3,533	3,882
Property operating costs	29,682	29,735
Depreciation and amortization	24,888	25,517
Property taxes, insurance and other	10,989	16,334
Loss on asset impairments	—	184

Operating expenses	178,005	186,569

Equity in income/loss of and interest earned from unconsolidated affiliates	1,634	1,600
Hurricane business interruption income	2,281	—

Operating income	17,005	10,841

Minority interest	347	946
Interest expense, net	(30,714)	(34,502)
Loss on early extinguishments of debt	(60)	(5,923)

Loss before income taxes and discontinued operations	(13,422)	(28,638)

Income tax (expense) benefit	(22)	524

Loss from continuing operations	(13,444)	(28,114)

Discontinued operations:
Loss from discontinued operations before income tax benefit	—	(12,220)
Income tax benefit	—	89

Loss from discontinued operations	—	(12,131)

Net loss	$(13,444)	$(40,245)

Basic loss per share:
Loss from continuing operations	$(0.15)	$(0.41)
Loss from discontinued operations	—	(0.18)

Net loss per basic share	$(0.15)	$(0.59)

Diluted loss per share:
Loss from continuing operations	$(0.15)	$(0.41)
Loss from discontinued operations	—	(0.17)

Net loss per diluted share	$(0.15)	$(0.58)

MeriStar Hospitality Corporation

March 31, 2005

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)

	March 31, 2005	December 31, 2004
ASSETS
Property and equipment	$2,637,362	$2,581,720
Accumulated depreciation	(530,049)	(506,632)

	2,107,313	2,075,088

Investment in and advances to unconsolidated affiliates	70,451	84,796
Prepaid expenses and other assets	34,313	34,533
Insurance claim receivable	60,896	76,056
Accounts receivable, net of allowance for doubtful accounts of $358 and $691	40,506	32,979
Restricted cash	62,946	58,413
Cash and cash equivalents – unrestricted	53,870	60,540

	$2,430,295	$2,422,405

LIABILITIES AND STOCKHOLDERS’ EQUITY
Long-term debt	$1,600,177	$1,573,276
Accounts payable and accrued expenses	69,897	75,527
Accrued interest	35,812	41,165
Due to Interstate Hotels & Resorts	18,045	21,799
Other liabilities	20,252	11,553

Total liabilities	1,744,183	1,723,320

Minority interests	13,706	14,053
Stockholders’ equity:
Common stock, par value $0.01 per share Authorized- 100,000 shares Issued – 89,877 and 89,739 shares	898	897
Additional paid-in capital	1,466,982	1,465,658
Accumulated deficit	(751,837)	(738,393)
Common stock held in treasury – 2,438 and 2,372 shares	(43,637)	(43,130)

Total stockholders’ equity	672,406	685,032

	$2,430,295	$2,422,405

MeriStar Hospitality Corporation

March 31, 2005

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (a)

(In thousands, except per share amounts)

	Quarter Ended March 31,
	2005	2004
Funds From Operations:

Net Loss	$(13,444)	$(40,245)
Depreciation and amortization of real estate assets	23,494	24,503
Loss on disposal of assets	—	6,946
Unconsolidated affiliate adjustments	1,254	—
Minority interest to common OP unit holders	(634)	(997)

Funds from operations	$10,670	$(9,793)

Weighted average number of shares of common stock outstanding	87,495	68,640

Funds from operations per diluted share	$0.12	$(0.14)

Funds From Operations, as adjusted:

Funds from operations	$10,670	$(9,793)
Loss on asset impairments	—	5,011
Loss on early extinguishments of debt	60	5,923
Write off of deferred financing fees	11	1,266
Minority interest to common OP unit holders	(1)	(387)

Funds from operations, as adjusted	$10,740	$2,020

Weighted average number of shares of common stock and common stock equivalents outstanding	87,495	68,711

Funds from operations per diluted share, as adjusted	$0.12	$0.03

(a)	See the notes to the financial information for discussion of non-GAAP measures.

MeriStar Hospitality Corporation

March 31, 2005

RECONCILIATION OF NET LOSS TO EBITDA (a)

(In thousands)

	Quarter Ended March 31,
	2005	2004
EBITDA and Adjusted EBITDA:

Loss from continuing operations	$(13,444)	$(28,114)
Loss from discontinued operations	—	(12,131)

Net Loss	$(13,444)	$(40,245)

Loss from continuing operations	$(13,444)	$(28,114)
Interest expense, net	30,714	34,502
Income tax expense (benefit)	22	(524)
Depreciation and amortization (b)	24,888	25,517

EBITDA from continuing operations	42,180	31,381

Loss on asset impairments	—	184
Minority interest	(347)	(946)
Loss on early extinguishments of debt	60	5,923
Equity investment adjustments:
Equity in loss of affiliates	1,370	—

Adjusted EBITDA from continuing operations	$43,263	$36,542

Loss from discontinued operations	$—	$(12,131)
Interest expense, net	—	(111)
Income tax benefit	—	(89)
Depreciation and amortization	—	1,643

EBITDA from discontinued operations	—	(10,688)

Loss on asset impairments	—	4,827
Loss on disposal of assets	—	6,946

Adjusted EBITDA from discontinued operations	$—	$1,085

Adjusted EBITDA, total operations	$43,263	$37,627

(a)	See the notes to the financial information for discussion of non-GAAP measures.
(b)	Depreciation and amortization includes the write-off of deferred financing costs totaling $1.3 million for the Quarter Ended March 31, 2004 related to our early extinguishments of debt during this period.

MeriStar Hospitality Corporation

March 31, 2005

HOTEL OPERATIONAL DATA

SCHEDULE OF COMPARABLE HOTEL RESULTS (a)

(In thousands, except per share amounts)

	Quarter Ended March 31,
	2005	2004
Number of hotels	62	62
Number of rooms	17,684	17,684
Comparable hotel gross operating profit margin	28.8%	27.4%
Comparable hotel EBITDA margin	20.9%	18.7%
Comparable hotel revenues:
Rooms	$114,037	$110,041
Food and beverage	45,406	43,983
Other hotel operations	8,185	8,330

Comparable hotel revenues (b)	167,628	162,354

Comparable hotel expenses:
Room	28,833	28,152
Food and beverage	32,903	33,002
Other	5,726	5,831
General and administrative	28,771	28,140
Property operating costs, less management fees	23,177	22,686

Comparable hotel expenses (c)	119,410	117,811

Comparable Hotel Gross Operating Profit	48,218	44,543

Management fees (c)	(4,188)	(4,055)
Property taxes, insurance and other (c)	(9,226)	(10,084)
Hurricane business interruption income	278	—

Comparable Hotel EBITDA (d)	$35,082	$30,404

(a)	See the notes to the financial information for discussion of non-GAAP measures, and comparable hotel results and statistics.
(b)	The reconciliation of total revenues per the consolidated statements of operations to the comparable hotel revenues is as follows (in thousands):

	Quarter Ended March 31,
	2005	2004
Revenues per the consolidated statements of operations	$191,095	$195,810
Non-comparable hotel revenues	(21,609)	(32,088)
Office rental, parking and other revenue	(1,858)	(1,368)

Comparable hotel revenues	$167,628	$162,354

MeriStar Hospitality Corporation

March 31, 2005

(c)	The reconciliation of operating costs per the consolidated statements of operations to the comparable hotel expenses, management fees, property taxes, insurance, and other is as follows (in thousands):

	Quarter Ended March 31,
	2005	2004
Operating expenses per the consolidated statements of operations	$178,005	$186,569
Non-comparable hotel expenses	(16,760)	(25,036)
General and administrative, corporate	(3,533)	(3,882)
Depreciation and amortization	(24,888)	(25,517)
Loss on asset impairments	—	(184)

Comparable hotel expenses, management fees, property taxes, insurance, and other	$132,824	$131,950

(d)	The reconciliation of comparable hotel EBITDA to operating income per the consolidated statements of operations is as follows (in thousands):

	Quarter Ended March 31,
	2005	2004
Comparable hotel EBITDA	$35,082	$30,404
Non-comparable results, net (e)	4,849	7,052
Office rental, parking and other revenue	1,858	1,368
General and administrative, corporate	(3,533)	(3,882)
Depreciation and amortization	(24,888)	(25,517)
Loss on asset impairments	—	(184)
Equity in income/loss of and interest earned from unconsolidated affiliates	1,634	1,600
Hurricane business interruption income at non-comparable hotels	2,003	—

Operating Income	$17,005	$10,841

(e)	Non-comparable results, net represent all revenues and expenses, other than those of our comparable hotels, and specific revenues and expenses identified above: office rental, parking and other revenue and expense; general and administrative, corporate; depreciation and amortization; loss on asset impairments; and equity in income/loss of and interest earned from unconsolidated affiliates.

MeriStar Hospitality Corporation

March 31, 2005

RECONCILIATION OF NET INCOME TO EBITDA (HURRICANE PROPERTIES)

(In thousands)

In August and September of 2004, Florida was hit by hurricanes. Twelve hotels in Florida and the golf course on Sanibel Island were impacted by varying degrees by the hurricanes. The operations at nine of these hotels were very significantly affected. Of the nine, Hilton Clearwater continued to operate with a number of rooms out of service and the Hilton Cocoa Beach was initially shutdown then partially reopened in December. These two properties were open in the first quarter 2005 and included in the 62 comparable hotels.

The following seven properties were still substantially closed during the first quarter of 2005: Best Western Sanibel Island, Holiday Inn Walt Disney World, Sanibel Inn, Seaside Inn, Song of the Sea, South Seas Resort, and Sundial Beach Resort.

The following is a reconciliation of Net Income to EBITDA for the seven properties and Dunes Golf and Tennis Club on Sanibel Island:

	Quarter Ended March 31,
	2005	2004
EBITDA:

Net Income (a)	$884	$3,801
Depreciation and amortization	1,644	2,646

EBITDA (a)	$2,528	$6,447

(a)	Includes $2.0 million of business interruption insurance income at these seven hotels and Dunes Golf and Tennis Club in 2005; we received an additional $0.3 million of business interruption income included in the 62 comparable hotels.

MeriStar Hospitality Corporation

March 31, 2005

PORTFOLIO DATA

Portfolio Distribution at March 31, 2005 (a)

Top Markets	Hotel	Rooms	% of Total Rooms	% of 2005 YTD Revenue
Washington DC Metro	11	2,478	12.5%	18.7%
Southwest Florida	6	1,026	5.2%	1.3%
Southern California	4	1,519	7.6%	10.3%
New Jersey	4	1,120	5.6%	6.2%
Orlando	3	1,545	7.8%	6.8%
Northern California	3	968	4.9%	4.8%
Tampa/Clearwater	2	922	4.6%	5.7%
Chicago	2	857	4.3%	3.0%
Colorado	2	736	3.7%	2.0%
Atlanta	2	650	3.3%	3.6%
Dallas	2	598	3.0%	2.6%
Houston	2	597	3.0%	3.6%
Other Hotels	28	6,859	34.5%	31.4%
Total Markets	71	19,875	100.0%	100.0%

Region	Hotel	Rooms	% of Total Rooms	% of 2005 YTD Revenue
South Atlantic	19	5,441	27.5%	24.3%
Middle Atlantic	17	4,084	20.5%	27.1%
South Central	11	3,281	16.5%	15.5%
Pacific	10	3,282	16.5%	19.8%
North Central	7	1,789	9.0%	6.3%
Mountain	6	1,798	9.0%	6.3%
New England	1	200	1.0%	0.7%
Total Regions	71	19,875	100.0%	100.0%

Brand	Hotel	Rooms	% of Total Rooms	% of 2005 YTD Revenue
Hilton
Hilton	16	4,442	22.4%	25.8%
Doubletree	8	2,664	13.4%	11.8%
Embassy Suites	3	728	3.7%	3.4%
Intercontinental
Holiday Inn	5	1,229	6.2%	3.9%
Crowne Plaza	3	972	4.9%	3.4%
Marriott
Marriott	4	1,696	8.5%	10.4%
Courtyard by Marriott	3	587	3.0%	2.6%
Ritz-Carlton	1	366	1.8%	4.5%
Starwood
Sheraton	10	3,220	16.2%	16.9%
Westin	1	495	2.5%	3.0%

Independent	8	1,242	6.2%	4.5%
Radisson	5	1,337	6.7%	5.3%
Other	4	897	4.5%	4.5%
Total Brands	71	19,875	100.0%	100.0%

Location	Hotel	Rooms	% of Total Rooms	% of 2005 YTD Revenue
Urban	20	5,299	26.7%	31.9%
Resort	14	4,018	20.2%	17.9%
Airport	13	4,236	21.3%	20.6%
Suburban	24	6,322	31.8%	29.6%
Total Locations	71	19,875	100.0%	100.0%

(a)	Excludes the two hotels planned for disposition.

MeriStar Hospitality Corporation

March 31, 2005

DETAILED OPERATING STATISTICS BY MARKET, REGION AND LOCATION

Comparable hotels, same store basis (a)

			1st Quarter 2005				1st Quarter 2004			Percent Change in RevPAR
Market/Region/Location	Hotels	Rooms	ADR		Occ%	RevPAR	ADR	Occ%	RevPAR
Washington DC Metro (b)	10	2,112		$138.62	66.9%	$92.68	$118.19	70.1%	$82.89	11.8%
New Jersey	4	1,120		$127.75	57.7%	$73.77	$126.09	62.0%	$78.22	-5.7%
Southern California (b)	3	1,034		$121.03	76.4%	$92.51	$114.28	76.9%	$87.84	5.3%
Northern California	3	968		$112.61	67.8%	$76.33	$105.35	72.3%	$76.18	0.2%
Orlando (c)	2	1,231		$100.74	81.0%	$81.61	$84.87	74.9%	$63.55	28.4%
Tampa /Clearwater	2	922		$124.69	81.9%	$102.08	$105.93	77.5%	$82.08	24.4%
Chicago	2	857		$99.54	52.3%	$52.05	$87.09	56.2%	$48.96	6.3%
Colorado	2	736		$83.25	48.1%	$40.07	$79.25	57.9%	$45.87	-12.6%
Atlanta	2	650		$93.74	78.3%	$73.37	$82.49	84.8%	$69.97	4.9%
Dallas	2	598		$90.01	62.2%	$55.99	$87.25	59.1%	$51.56	8.6%
Houston	2	597		$108.14	70.1%	$75.82	$119.95	76.7%	$92.04	-17.6%
Other Hotels	28	6,859		$99.98	67.2%	$67.22	$95.71	68.8%	$65.89	2.0%

All Markets	62	17,684		$108.69	67.8%	$73.64	$100.57	69.7%	$70.05	5.1%

Middle Atlantic (b)	16	3,718		$133.83	64.4%	$86.24	$120.39	67.7%	$81.49	5.8%
South Central	11	3,281		$96.40	64.5%	$62.22	$97.41	65.9%	$64.22	-3.1%
South Atlantic (c)	12	4,101		$109.89	78.3%	$86.01	$96.82	76.3%	$73.89	16.4%
Pacific (b)	9	2,797		$116.37	70.1%	$81.61	$110.67	72.6%	$80.36	1.6%
North Central	7	1,789		$90.10	56.8%	$51.15	$82.85	61.5%	$50.91	0.5%
Mountain	6	1,798		$84.02	64.0%	$53.75	$79.67	67.2%	$53.52	0.4%
New England	1	200		$85.41	67.4%	$57.54	$72.10	79.9%	$57.64	-0.2%

All Regions	62	17,684		$108.69	67.8%	$73.64	$100.57	69.7%	$70.05	5.1%

Urban (b)	19	4,933		$118.71	67.9%	$80.54	$109.07	69.8%	$76.07	5.9%
Resort (c)	7	2,678		$121.65	80.0%	$97.35	$108.31	75.4%	$81.72	19.1%
Airport (b)	12	3,751		$94.82	70.0%	$66.35	$84.00	74.5%	$62.55	6.1%
Suburban	24	6,322		$102.59	61.3%	$62.90	$100.61	64.1%	$64.48	-2.5%

All Locations	62	17,684		$108.69	67.8%	$73.64	$100.57	69.7%	$70.05	5.1%

Estimated RevPAR, including closed hurricane hotels at market rates (d)
Comparable Hotels	62	17,684		$108.69	67.8%	$73.64	$100.57	69.7%	$70.05	5.1%
Closed Hurricane Hotels (d)	7	1,340	$	n/a	n/a	$211.92	$250.76	69.7%	$174.86	21.2%

Total	69	19,024	$	n/a	n/a	$82.48	$110.08	69.7%	$76.69	7.5%

(a)	See notes to financial information for discussion of comparable hotel operating results and statistics.
(b)	Excludes hotels acquired in 2004.
(c)	Excludes hotels substantially closed during the first quarter 2005 due to the Florida hurricanes.
(d)	Estimated RevPAR increase reflects an assumed weighted average growth rate of 21.2% based on market-type RevPAR performance at the seven hotels substantially closed during the first quarter 2005.

MeriStar Hospitality Corporation

March 31, 2005

CAPITAL STRUCTURE

Total Enterprise Value

(In thousands, except per share information, ratios and percentages)

	As of March 31, 2005	As of December 31, 2004
Common shares outstanding, net	87,439	87,367
Operating partnership units	2,298	2,298

Combined shares and units	89,737	89,665
Common stock price at end of period	$7.00	$8.35

Common equity capitalization	$628,159	$748,703
Total debt	1,600,177	1,573,276
Total cash	(116,816)	(118,953)

Total enterprise value (TEV)	$2,111,520	$2,203,026

TEV per room	$104	$108
Rooms owned	20,319	20,319

Total Debt

Total debt as of March 31, 2005 and March 31, 2004 consisted of the following:

	Encumbered Hotels	Maturity	Interest Rate	March 31, 2005	December 31, 2004
Senior Subordinated Notes	—	2007	8.75%	$32,530	$33,976
Secured Revolver	6	2007	LIBOR + 450 bps	—	—
Senior Unsecured Notes	—	2008	9.00%	270,160	270,130
Senior Unsecured Notes	—	2009	10.50%	223,390	223,343
CMBS	19	2009	LIBOR + 444 bps	301,388	302,979
Convertible Notes	—	2010	9.50%	170,000	170,000
Senior Unsecured Notes	—	2011	9.13%	353,281	353,178
Mortgage Debt and other	4	Various	Various	161,972	125,051
CMBS	4	2013	6.88%	98,880	99,293

				1,611,601	1,577,950
Fair value adjustment for interest rate swap				(11,424)	(4,674)

	33			$1,600,177	$1,573,276

Average Maturity				4.87 Years
Average Interest Rate				8.54%

MeriStar Hospitality Corporation

March 31, 2005

FORECASTED RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS

(In millions, except per share amounts)

	Three Months Ending June 30, 2005
	Low-end of range	High-end of range
Forecasted Funds from Operations:

Net income (a)	$—	$3
Adjustments to forecasted net income:
Depreciation and amortization of real estate assets	25	25
Minority interest to common OP unit holders	—	—

Funds from operations	$25	$28

Weighted average diluted shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share (a)	$0.28	$0.31

	Year Ending December 31, 2005
	Low-end of range	High-end of range
Forecasted Funds from Operations:

Net loss (a)	$(43)	$(38)
Adjustments to forecasted net loss:
Depreciation and amortization of real estate assets	97	97
Minority interest to common OP unit holders	(1)	(1)

Funds from operations	$53	$58

Weighted average number of shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share (a)	$0.59	$0.64

(a)	Forecasted net income (loss) does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries; therefore, forecasted funds from operations is equivalent to forecasted adjusted funds from operations.

MeriStar Hospitality Corporation

March 31, 2005

FORECASTED RECONCILIATION OF NET INCOME (LOSS) TO EBITDA

(In millions)

	Three Months Ending June 30, 2005
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net income (a)	$—	$3
Interest expense, net	34	34
Depreciation and amortization	26	26

EBITDA	60	63

Minority interest to common OP unit holders	—	—

Adjusted EBITDA	$60	$63

	Year Ending December 31, 2005
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net loss (a)	$(43)	$(38)
Interest expense, net	132	132
Depreciation and amortization	102	102

EBITDA	191	196

Minority interest to common OP unit holders	(1)	(1)

Adjusted EBITDA	$190	$195

(a)	Forecasted net income (loss) does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries.

MeriStar Hospitality Corporation

March 31, 2005

HOTEL PORTFOLIO LISTING

Hotel	Location	Guest Rooms
Arizona
Embassy Suites Tucson	Tucson	204
California
Courtyard by Marriott Marina Del Rey	Marina del Rey	276
Crowne Plaza San Jose	San Jose	239
Doral Palm Springs	Palm Springs	285
Hilton Irvine	Irvine	289
Hilton Monterey	Monterey	204
Hilton Sacramento	Sacramento	331
Marina Hotel San Pedro	San Pedro	226
LA Marriott Downtown	Los Angeles	469
Marriott Irvine	Irvine	485
Sheraton Fisherman’s Wharf	San Francisco	525
Colorado
Embassy Suites Denver	Englewood	236
Sheraton Colorado Springs	Colorado Springs	500
Connecticut
Doubletree Hotel Bradley International Airport	Windsor Locks	200
Florida
Best Western Sanibel Island Resort	Sanibel Island	46
Doubletree Hotel Westshore	Tampa	496
Doubletree Universal	Orlando	742
Hilton Clearwater	Clearwater	426
Hilton Hotel Cocoa Beach	Cocoa Beach	296
Holiday Inn Fort Lauderdale Beach	Ft. Lauderdale	240
Holiday Inn Walt Disney World Village	Lake Buena Vista	314
Sanibel Inn	Sanibel Island	96
Seaside Inn	Sanibel Island	32
Sheraton Beach Resort Key Largo	Key Largo	200
Sheraton Safari Lake Buena Vista	Lake Buena Vista	489
Song of the Sea	Sanibel Island	30
South Seas Plantation Resort & Yacht Harbor	Captiva	579
Sundial Beach Resort	Sanibel Island	243
Georgia
Doubletree Atlanta	Atlanta	155
Westin Atlanta	Atlanta	495
Wyndham Marietta	Marietta	218
Illinois
Crowne Plaza Chicago O’Hare	Rosemont	507
Radisson Chicago	Chicago	350
Indiana
Doubletree Indianapolis	Indianapolis	137
Kentucky
Hilton Seelbach	Louisville	321
Radisson Lexington	Lexington	367
Louisiana
Hilton Lafayette	Lafayette	327
Holiday Inn Select New Orleans	Kenner	303
Hotel Maison de Ville	New Orleans	23
Maryland
Radisson Annapolis	Annapolis	219
Radisson Cross Keys	Baltimore	148
Sheraton Columbia	Columbia	287
Michigan
Hilton Detroit	Romulus	151
Hilton Hotel Grand Rapids	Grand Rapids	224

MeriStar Hospitality Corporation

March 31, 2005

Hotel	Location	Guest Rooms
New Jersey
Courtyard by Marriott Secaucus	Secaucus	165
Doral Forrestal	Princeton	290
Marriott Somerset	Somerset	440
Sheraton Crossroads Hotel Mahwah	Mahwah	225
New Mexico
Doubletree Albuquerque	Albuquerque	295
Wyndham Albuquerque Airport Hotel	Albuquerque	276
North Carolina
Courtyard by Marriott Durham	Durham	146
Hilton Hotel Durham	Durham	194
Sheraton Charlotte Airport	Charlotte	222
Oklahoma
Sheraton Oklahoma City	Oklahoma City	395
Pennsylvania
Embassy Suites Philadelphia	Philadelphia	288
Sheraton Great Valley	Frazer	198
Texas
Doubletree Austin	Austin	350
Doubletree Hotel Dallas Galleria	Dallas	289
Hilton Arlington	Arlington	309
Hilton Houston Westchase	Houston	295
Marriott West Loop Houston	Houston	302
Utah
Hilton Salt Lake City Airport	Salt Lake City	287
Virginia
Hilton Arlington	Arlington	209
Hilton Crystal City	Arlington	386
Holiday Inn Historic District Alexandria	Alexandria	178
Radisson Old Town Alexandria	Alexandria	253
The Ritz-Carlton, Pentagon City	Arlington	366
Washington
Sheraton Bellevue	Bellevue	179
Washington, D.C.
Georgetown Inn	Washington, D.C.	96
Hilton Embassy Row	Washington, D.C.	193
Latham Georgetown	Washington, D.C.	143
Wisconsin
Crowne Plaza Madison	Madison	226
Holiday Inn Madison	Madison	194

Total Rooms		20,319

MeriStar Hospitality Corporation

March 31, 2005

NOTES TO FINANCIAL INFORMATION

Funds From Operations

Substantially all of our non-current assets consist of real estate, and, in accordance with accounting principles generally accepted in the United States, or GAAP, those assets are subject to straight-line depreciation, which reflects the assumption that the value of real estate assets, other than land, will decline ratably over time. That assumption is often not true with respect to the actual market values of real estate assets (and, in particular, hotels), which fluctuate based on economic, market and other conditions. As a result, management and many industry investors believe the presentation of GAAP operating measures for real estate companies to be more informative and useful when other measures, adjusted for depreciation and amortization, are also presented.

In an effort to address these concerns, the National Association of Real Estate Investment Trusts, or NAREIT, adopted a definition of Funds From Operations, or FFO. NAREIT defines FFO as net income (computed in accordance with GAAP) excluding gains or losses from sales of real estate, real estate-related depreciation and amortization, and after comparable adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. Extraordinary items and cumulative effect of changes in accounting principles as defined by GAAP are also excluded from the calculation of FFO. As defined by NAREIT, FFO also does not include reductions from asset impairment charges. The SEC, however, recommends that FFO include the effect of asset impairment charges, which is the presentation we have adopted for all historical presentations of FFO. We believe FFO is an indicative measure of our operating performance due to the significance of our hotel real estate assets and provides beneficial information to investors.

Adjusted FFO represents FFO excluding the effects of gains or losses on early extinguishments of debt, write-offs of deferred financing costs and, in accordance with the NAREIT definition of FFO, asset impairment charges. We exclude the effects of gains or losses on early extinguishments of debt, write-offs of deferred financing costs and asset impairment charges because we believe that including them in Adjusted FFO does not fully reflect the operating performance of our remaining assets. We believe Adjusted FFO is useful for the same reasons we believe that FFO is useful, but we also believe that Adjusted FFO enables us and the investor to consider our operating performance without considering the items we exclude from our definition of Adjusted FFO, which have no cash effect in the periods considered.

Consolidated Earnings Before Interest, Income Taxes, Depreciation and Amortization

EBITDA represents consolidated earnings before interest, income taxes, depreciation and amortization and includes operations from the assets included in discontinued operations. We further adjust EBITDA for the effect of capital market transactions that would result in a gain or loss on early extinguishments of debt, as well as the earnings effect of asset dispositions and any impairment assessments, resulting in the measure that we refer to as “Adjusted EBITDA.” We exclude the effect of gains or losses on early extinguishments of debt as well as the earnings effect of asset dispositions and impairment assessments because we believe that including them in Adjusted EBITDA does not fully reflect the operating performance of our remaining assets.

We also believe Adjusted EBITDA provides useful information to investors regarding our financial condition and results of operations because Adjusted EBITDA is useful in evaluating our operating performance. Furthermore, we use Adjusted EBITDA to provide a measure of performance that can be isolated on an asset by asset basis to determine overall property performance. We believe that the rating agencies and a number of our lenders also use Adjusted EBITDA for those purposes. We also use Adjusted EBITDA as one measure in determining the value of acquisitions and dispositions.

Comparable Hotel Operating Results and Statistics

We present certain operating statistics (i.e., RevPAR, ADR and average occupancy) and operating results (revenues, expenses and operating profit) for the periods included in this report on a comparable hotel basis as supplemental information for investors. We define our comparable hotels as properties (i) that are owned by us and the operations of which are included in our consolidated results for the entirety of the reporting periods being compared, (ii) that have not sustained substantial property damage during the reporting periods being compared, and (iii) that are not planned for disposition as of the end of the period. Of the 73 hotels that we owned as of March 31, 2005, 62 have been

MeriStar Hospitality Corporation

March 31, 2005

classified as comparable hotels. The operating results of seven hotels significantly affected by the hurricanes in Florida in August and September 2004 that were substantially closed in the first quarter 2005, two hotels planned for disposition, and the two hotels acquired in 2004, that we owned as of March 31, 2005 are excluded from comparable hotel results for these periods. In addition, the operating statistics for the quarter ended March 31, 2005 exclude room nights that were out of service during the periods due to renovations and the impact of the Florida hurricanes at our 62 comparable hotels.

We present these comparable hotel operating results by eliminating corporate-level revenues and expenses, as well as depreciation and amortization and loss on asset impairments. We eliminate corporate-level revenues and expenses to arrive at property-level results because we believe property-level results provide investors with supplemental information into the ongoing operating performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization because, even though depreciation and amortization are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes over time. Because real estate values have historically risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We eliminate loss on asset impairments because these non-cash expenses are primarily related to our non-comparable properties, and do not reflect the operating performance of our comparable assets.

As a result of the elimination of corporate-level costs and expenses and depreciation and amortization, the comparable hotel operating results we present do not represent our total revenues, expenses or operating profit and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent that they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance.

We present these hotel operating results on a comparable hotel basis because we believe that doing so provides investors and management with useful information for evaluating the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at comparable hotels (which represent the vast majority of our portfolio) or from other factors, such as the effect of acquisitions or dispositions. While management believes that presentation of comparable hotel results is a “same store” supplemental measure that provides useful information in evaluating the ongoing performance of the Company, this measure is not used to allocate resources or to assess the operating performance of each of these hotels, as these decisions are based on data for individual hotels and are not based on comparable hotel results. For these reasons, we believe that comparable hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management.